                  	       Contimortgage Corporation
	                 Home Equity Loan Pass-Through Certificates
	                             Series 1996-1

- --------------------------------------------------------------------------------------------------------------------
Distribution Period:    15-May-96
- ---------------------------------------------------------------------------------------------------------------------
  	                  Original	       Beginning	                                                       Ending
	                  Certificate	    Certificate	   Principal	    Interest	       Total          Certificate
CUSIP	      Class	   Face Value	    Balance	         Distribution	 Distribution	 Distribution      Balance
- ---------------------------------------------------------------------------------------------------------------------
21075W-CC7	A-1      182,562,000.00  171,807,603.08   9,158,651.82    816,086.11     9,974,737.93      162,648,951.26
21075W-CD5	A-2       96,901,000.00   96,900,263.49           0.00    450,586.23       450,586.23       96,900,263.49
21075W-CE3	A-3       79,097,000.00   79,096,398.81           0.00    382,958.40       382,958.40       79,096,398.81
21075W-CF0	A-4       49,696,000.00   49,695,622.28           0.00    247,649.85       247,649.85       49,695,622.28
21075W-CG8	A-5       55,320,000.00   55,319,579.53           0.00    283,512.85       283,512.85       55,319,579.53
21075W-CH6	A-6       68,447,000.00   68,446,479.76           0.00    381,589.12       381,589.12       68,446,479.76
21075W-CJ2	A-7       40,977,000.00   40,976,688.56           0.00    239,030.68       239,030.68       40,976,688.56
21075W-CK9	A-8       57,000,000.00   55,069,429.15     746,008.35    268,004.56     1,014,012.91       54,323,420.80
- ---------- 	B-IO               0.00            0.00           0.00      7,344.78         7,344.78                0.00
	         R                  0.00            0.00           0.00          0.00             0.00                0.00
          -----------------------------------------------------------------------------------------------------------
	   Total Class A  630,000,000.00  617,312,064.66   9,904,660.17   3,069,417.80   12,974,077.97      607,407,404.49
	*  Portion of Class B-IO/R distribution which represents investment earnings on Certificate Acct.:        7,344.78
          -----------------------------------------------------------------------------------------------------------

	                  Notional	         Notional	      Principal	   Interest	      Total	             Notional
	         Class	   Amount	         Amount	      Distribution	Distribution	Distribution	    Amount
- --------- -----------------------------------------------------------------------------------------------------------
21075W-CL7	A-9IO    573,000,000.00   562,242,635.51          0.00    632,522.96       632,522.96      553,083,983.69
- --------- -----------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------
	               AMOUNTS PER $1,000 UNIT	                                  /       PASS THROUGH RATES
                                                               Ending       /
	               Principal	   Interest	      Total	         Certificate	 /          Original Pass  Current Pass
CUSIP	      Class	Distribution	Distribution	Distribution	Balance	    / Class	   Thru Rate	   Thru Rate
- ------------------------------------------------------------------------------------------------------------------
21075W-CC7	A-1   50.16735038    4.47018607     54.63753645    890.92445996 /	A-1      5.70000%       5.70000%
21075W-CD5	A-2    0.00000000    4.64996471      4.64996471    999.99239936 /	A-2      5.58000%       5.58000%
21075W-CE3	A-3    0.00000000    4.84162990      4.84162990    999.99239933 /	A-3      5.81000%       5.81000%
21075W-CF0	A-4    0.00000000    4.98329544      4.98329544    999.99239939 /	A-4      5.98000%       5.98000%
21075W-CG8	A-5    0.00000000    5.12496114      5.12496114    999.99239931 /	A-5      6.15000%       6.15000%
21075W-CH6	A-6    0.00000000    5.57495756      5.57495756    999.99239937 /	A-6      6.69000%       6.69000%
21075W-CJ2	A-7    0.00000000    5.83328892      5.83328892    999.99239964 /	A-7      7.00000%       7.00000%
21075W-CK9	A-8   13.08786579    4.70183439     17.78970018    953.04247018 /	A-8*     5.65250%       5.84000%
- ----------------------------------------------------------------------------	A-9IO    1.35000%       1.35000%
	         Total 15.72168281    4.87209175     20.59377456    964.13873729 -------------------------------------
                                                                           * Based on a LIBOR of:     5.50000%


- -----------------------------------------------------------------------------
                                                               Ending
	                Principal	   Interest	      Total	         Notional
         	Class  Distribution	Distribution	Distribution	Amount
- ------------------------------------------------------------------------------
21075W-CL7	A-9IO  0.00000000    1.10387951     1.10387951     965.24255443
- ------------------------------------------------------------------------------

PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

	                                             Neil Witoff
	                                             M & T Corporate Trust Department
                                             	One M & T Plaza-7th Floor
	                                             Buffalo, NY 14240

                           Contimortgage Corporation
	                 Home Equity Loan Pass-Through Certificates
	                             Series 1996-1


Distribution Period:  15-May-96

	                  -----------------------------------------------------------------------------------------------------------
                                                                                  Fixed Group	  Adj. Group
   	               Total Principal	Scheduled	                               Subordination	  Subordination
SEC. 7.09 (a) (ii)	Distribution	    Principal	 Prepayments	 Liquidations   Incr./(Red.)	  Incr./(Red.)      Total
                     -----------------------------------------------------------------------------------------------------------
	                  Class A-1         441,233.54   7,148,543.28         0.00   1,568,875.00            0.00         9,158,651.82
	                   Per $1000 Unit  2.41689694    39.15679758    0.00000000    8.59365585       0.00000000         50.16735038
	                  -----------------------------------------------------------------------------------------------------------
                     Class A-2               0.00           0.00         0.00           0.00            0.00                 0.00
	                   Per $1000 Unit   0.00000000     0.00000000   0.00000000     0.00000000      0.00000000           0.00000000
                     ------------------------------------------------------------------------------------------------------------
                  	Class A-3               0.00           0.00         0.00           0.00            0.00                 0.00
	                   Per $1000 Unit   0.00000000     0.00000000   0.00000000     0.00000000      0.00000000           0.00000000
                     ------------------------------------------------------------------------------------------------------------
                  	Class A-4               0.00           0.00         0.00           0.00            0.00                 0.00
	                   Per $1000 Unit   0.00000000     0.00000000   0.00000000     0.00000000      0.00000000           0.00000000
                     ------------------------------------------------------------------------------------------------------------
                  	Class A-5               0.00           0.00         0.00           0.00            0.00                 0.00
                  	 Per $1000 Unit   0.00000000     0.00000000   0.00000000     0.00000000      0.00000000           0.00000000
                     ------------------------------------------------------------------------------------------------------------
                     Class A-6               0.00           0.00         0.00           0.00            0.00                 0.00
                  	 Per $1000 Unit   0.00000000     0.00000000   0.00000000     0.00000000      0.00000000           0.00000000
                     ------------------------------------------------------------------------------------------------------------
                  	Class A-7               0.00           0.00         0.00           0.00            0.00                 0.00
                 	    Per $1000 Unit   0.00000000     0.00000000   0.00000000     0.00000000      0.00000000           0.00000000
                     ------------------------------------------------------------------------------------------------------------
                  	Class A-8          22,229.99     540,209.40         0.00           0.00      183,568.96           746,008.35
	                   Per $1000 Unit   0.38999982     9.47735789   0.00000000     0.00000000      3.22050807          13.08786579
                     ------------------------------------------------------------------------------------------------------------
	                  Class A Certs     463,463.53   7,688,752.68         0.00   1,568,875.00      183,568.96         9,904,660.17
	                   Per $1000 Unit   0.73565640    12.20436933   0.00000000     2.49027778      0.29137930          15.72168281
                     ------------------------------------------------------------------------------------------------------------
SEC. 7.09 (a) (iv)	Total Class A Carry-Forward Amount                                 0.00
	                  Class A-1 Carry-Forward Amount                                     0.00
	                  Class A-2 Carry-Forward Amount                                     0.00
	                  Class A-3 Carry-Forward Amount                                     0.00
	                  Class A-4 Carry-Forward Amount                                     0.00
	                  Class A-5 Carry-Forward Amount                                     0.00
	                  Class A-6 Carry-Forward Amount                                     0.00
	                  Class A-7 Carry-Forward Amount                                     0.00
	                  Class A-8 Carry-Forward Amount                                     0.00
	                  Class A-9IO Carry-Forward Amount                                   0.00

SEC. 7.09 (a) (v)	   Class A Insured Payment                                            0.00
	                                                                               Fixed Group	  Adj. Group        Total
                                                                                  --------------  -------------     -------------
SEC. 7.09 (a) (vii)	Outstanding Group Loan Balance:                              557,577,296.03  54,982,429.87     612,559,725.90

SEC. 7.09 (a) (viii)	Subordinated Amount                                            4,493,312.34     659,009.07
	                  Subordination Deficit                                                  0.00           0.00

SEC. 7.09 (a) (ix)	Code Section 6049(d)(7)(C) Information-Required Market Discount Information Provided at Calendar Year End.


                                                                     	Fixed Group	      Adj. Group
                                                                        -----------       ----------
SEC. 7.09 (a) (x)	   Loan Purchase Prices                               21,918.75         152,834.66
	                  Substitution Amounts                                    0.00               0.00

SEC. 7.09 (a) (xi)	Weighted Average Coupon                             11.2181%           10.3513%

SEC. 7.09 (a) (xiii)	Largest Loan Balance Outstanding                  419,377.33         323,413.74

                           -----------------------------------------------------------------------------------------------
SEC. 7.09 (b) (ii) & (iii) Delinquencies	   Period	   Number	   Percentage *	   Prin. Balance      Percentage *
                           -----------------------------------------------------------------------------------------------
	                                          30-59 Days  220         2.44092%          10,907,118.92      1.95616%
	                        Fixed Group	      60-89 Days   60         0.66571%           3,004,773.51      0.53890%
	                                           90+ Days    46         0.51037%           2,941,889.13      0.52762%
	                                          30-59 Days   21         3.09735%           1,218,367.85      2.21592%
	                        Adj. Group	      60-89 Days    2         0.29499%              95,336.42      0.17339%
	                                           90+ Days     4         0.58997%             189,720.36      0.34506%
                           -----------------------------------------------------------------------------------------------
	                                        Total Fixed  9013       100.00000%         557,577,296.03    100.00000%
	                                        Total Adjust. 678       100.00000%          54,982,429.87    100.00000%
                           -----------------------------------------------------------------------------------------------
                        	* Based upon each respective Group's loan count and balance.

	                                                      Fixed Grp.No.	 Fixed Grp. Bal.	Adj. Group No.  Adj. Group Bal.
                                                         -------------   ---------------  --------------  ---------------
SEC. 7.09 (b) (iv)	      Loans in Foreclosure (LIF):              49      2,802,698.14               3       123,365.80
	                        Newly Commenced LIF:                     35      1,833,625.05               3       123,365.80
SEC. 7.09(b)(v)(a)	      Loans in Bankruptcy                       6        262,963.95               1        55,200.82
SEC. 7.09(b)(v)(b)	      Balloon Loans                          4390    337,849,484.34               1        35,616.64
SEC. 7.09 (b) (vi&vii)	   REO Properties                            0              0.00               0             0.00
SEC. 7.09 (b) (viii)	      Cumulative Losses                                        0.00               0             0.00
                                                                                                                         Page 2

                            Contimortgage Corporation
	                 Home Equity Loan Pass-Through Certificates
	                             Series 1996-1


Distribution Period:       15-May-96

SEC. 7.08(b)(1)&(5)	Amount on Deposit in the Certificate Account 13,663,469.30
                      Class A-1 Allocation                          9,974,737.93
	                   Class A-2 Allocation                            450,586.23
                      Class A-3 Allocation                            382,958.40
	                   Class A-4 Allocation                            247,649.85
	                   Class A-5 Allocation                            283,512.85
	                   Class A-6 Allocation                            381,589.12
	                   Class A-7 Allocation                            239,030.68
	                   Class A-8 Allocation                          1,014,012.91
	                   Class A-9IO Allocation                          632,522.96

SEC. 7.08(b)(2)	   Class A Distribution Amount                   13,606,600.93

SEC. 7.08(b)(3)&(5)	Subordination Increase/(Reduction) Amount      1,752,443.96
	                  Class A-1 Allocation                           1,568,875.00
	                  Class A-2 Allocation                                   0.00
	                  Class A-3 Allocation                                   0.00
	                  Class A-4 Allocation                                   0.00
	                  Class A-5 Allocation                                   0.00
	                  Class A-6 Allocation                                   0.00
	                  Class A-7 Allocation                                   0.00
	                  Class A-8 Allocation                             183,568.96

SEC. 7.08(b)(4)&(5)  Insured Payment                                        0.00
	                  Class A-1 Allocation                                   0.00
	                  Class A-2 Allocation                                   0.00
	                  Class A-3 Allocation                                   0.00
	                  Class A-4 Allocation                                   0.00
	                  Class A-5 Allocation                                   0.00
	                  Class A-6 Allocation                                   0.00
	                  Class A-7 Allocation                                   0.00
	                  Class A-8 Allocation                                   0.00
	                  Class A-9IO Allocation                                 0.00

SEC. 7.08(b)(6)	                  Beginning	    Principal	      Ending
	                     Class	      Balance *	    Distribution	   Balance *

	                     A-1         171,807,603.08  9,158,651.82     162,648,951.26
	                     A-2          96,900,263.49          0.00      96,900,263.49
	                     A-3          79,096,398.81          0.00      79,096,398.81
	                     A-4          49,695,622.28          0.00      49,695,622.28
	                     A-5          55,319,579.53          0.00      55,319,579.53
	                     A-6          68,446,479.76          0.00      68,446,479.76
	                     A-7          40,976,688.56          0.00      40,976,688.56
	                     A-8          55,069,429.15    746,008.35      54,323,420.80
	                     A-9IO       562,242,635.51            NA     553,083,983.69
               	      * Denotes Notional Amounts for Classes A-9IO.

SEC. 7.08(b)(7)	   Current Period Realized Losses (Recoveries)            0.00

SEC. 7.08(b)(8)	   Subordination Reduction Amount                         0.00